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                                                                  Exhibit 10.1

                          LOAN AGREEMENT BETWEEN
                  SPRINGFIELD INSTITUTION FOR SAVINGS
                                    AND
                                HPSC, INC.

     THIS LOAN AGREEMENT dated April 13, 1995 by and between HPSC, INC., whose principal place of business is at 60 State Street, Boston, Massachusetts 02109 (the "Borrower") and SPRINGFIELD INSTITUTION FOR SAVINGS, whose principal place of business is at 1441 Main Street, Springfield, Massachusetts 01103 (the "Bank").

     BACKGROUND: Borrower has requested that the Bank lend moneys and extend other financial accommodations to Borrower in the total sum of $3,656,477.93, and the Bank has agreed to provide Borrower with such financing upon the terms and conditions set forth hereinafter.

1.   CERTAIN DEFINITIONS.

     1.1 The capitalized terms used herein shall have the meanings set forth in this Section 1 or elsewhere in this Loan Agreement:

     "Applicable Rate" means nine and one-half (9.5%) percent per annum. Except as otherwise provided, upon Default, the Applicable Rate on the Loan shall be the lower of (a) the highest rate of interest permitted by the laws of The Commonwealth of Massachusetts or (b) two (2%) percent per annum in excess of the interest rate otherwise in effect at the time of such event hereunder. Interest will be calculated upon a three hundred sixty (360) day year.

     "Balance Sheet Date" shall mean December 31, 1994.

     "Collateral" means the contracts, notes, security agreements, loan agreements, guaranties, mortgages, landlord's waivers, subordination agreements, UCC financing statements, assignments, chattel paper and other documents and instruments evidencing and/or securing the Underlying Loans in which the Borrower has granted a security interest this day to Bank.

     "Default" shall mean an event or condition which with the passage of time or the giving of notice or both would become an Event of Default.

     "Documentation" means any and all documents executed in connection with this transaction which evidence or secure the Obligations, including but not limited to the following documents executed this date, as the same may be amended from time to time: this Loan Agreement, the Note, the Security Agreement and the affidavit as to missing Note and any certificates delivered to Bank.


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                                       2

     "Event of Default" shall have the meaning set forth in Section 7 hereof.

     "Loan" means any advances made to or on account of Borrower pursuant to or as a result of the Loan described in Section 2.

     "Obligations" means any and all loans and advances made hereunder to Borrower, together with interest thereon, and any and all other Indebtedness of Borrower to Bank, no matter how or when arising and whether under this Agreement or under any other agreement, guaranty or instrument, and including the obligation to perform acts or to refrain from acting.

     "Permitted Liens" means "none," as there are no liens permitted as to the Collateral.

     "Revolving Credit Agreement" means the Revolving Credit Agreement dated June 23, 1994 by and among Borrower, The First National Bank of Boston and Continental Bank, as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Amendments, copies of which are attached hereto and all of which are hereby incorporated herein by reference.

     "Security Agreement" means the Security Agreement of even date herewith from Borrower to Bank as amended from time to time in which Borrower grants to Bank a perfected first security interest in the Collateral.

     "Underlying Debtor or Debtors" as the case may be, means the borrower or borrowers from the Borrower under any one or more of the Underlying Loans.

     "Underlying Loans" means the loans from Borrower to certain Obligors, referred to herein as the Underlying Debtors, which constitute a part of the Collateral, as enumerated in the Securi ty Agreement.

     1.2 Capitalized terms used in the provisions of the Revolving Credit Agreement that are incorporated herein by reference shall have the meanings ascribed to such terms in this Agreement, except as set forth below:

          (a) the following capitalized terms used in the incorporated provisions of the Revolving Credit Agreement shall have the definitions ascribed to such terms in the Revolving Credit Agreement, which definitions are hereby incorporated herein in their entirety by reference:

          "ACFC, Capital Assets, Capital Expenditures, Capitalized Leases, Code, Consolidated, Consolidated Earnings Before Interest and Taxes, Consolidated Net Income (or Deficit), Consolidated Tangible Capital Funds, Consolidated Tangible Net


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                                       3

Worth, Consolidated Total Assets, Consolidated Total Interest Expense, Consolidated Total Liabilities, Credit, Credit Policy, Customer, Customer Receivable, Delinquent, Distribution, Employee Benefit Plan, Equipment, ERISA, ERISA Affiliate, ERISA Reportable Event, Funding, generally accepted accounting principles, Gross Customer Receivables, Guaranteed Pension Plan, Hazardous Substances, Indebtedness, Interest Ratio, Investments, Multiemployer Plan, Obligor, PBGC, Person, Reissued Customer Receivables, Rental Obligations, Reserves, Residual Value of Equipment, Subordinated Debt, Subsidiary, Unearned Income."

          (b) the following capitalized terms as used in the Revolving Credit Agreement shall have the following meanings herein:

          "Accounts Receivable," and "Eligible Accounts Receivable" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall be deleted herein.

          "Agent" or "Banks" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Bank."

          "Contract," as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Collateral. "

          "Credit Agreement" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to this "Agreement."

          "Loan Documents" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Documentation."

2.   THE LOAN.

     2.1 On the terms and conditions hereinafter set forth, the Bank agrees to make a loan (the "Loan") to the Borrower at the principal office of the Bank in Springfield, Massachusetts, in the principal amount of $3,656,477.93.

     2.2 The obligation of the Borrower to repay the Loan shall be evidenced by a promissory note to the Bank (the "Note") of even date herewith, appropriately completed, maturing on April 1, 2001 and payable to the order of the Bank, the principal amount of which is to be repaid by the Borrower in accordance with the provisions of the Note.


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                                       4

3. CONDITIONS OF LOAN. The Obligation of the Bank to make the Loan is subject to the following conditions precedent:

     3.1 (i) The Borrower shall be in compliance with all the terms, covenants and conditions of this Agreement which are binding upon it directly or indirectly, (ii) there shall exist no Default hereunder, and (iii) the representations and warranties contained in this Agreement shall be true as of such date.

     3.2 The Bank shall have received from counsel for the Borrower, a favorable opinion as to the validity and enforceability of the Documentation, and as to such other matters as the Bank may reasonably request.

     3.3 The Bank shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower which shall certify the names of the officers of the Borrower authorized to sign this Agreement and all other documents contemplated hereby or referred to herein together with the true signatures of such officers, upon which such certificate the Bank may rely until it shall receive a further signed certificate of the Secretary or an Assistant Secretary of the Borrower canceling or amending its prior certificate and setting forth the signatures of the officers named in such further certificate.

     3.4 No law, regulation, executive order or judicial order (including, without limitation, Regulations U or X of the Board of Governors of the Federal Reserve System), ruling, other governmental action or guideline shall be in effect or shall have occurred, the effect of which in the Bank's judgment would be to prevent the Bank from fulfilling its obligations hereunder.

     3.5 All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and the Bank shall have received all information and all documents (including, but not limited to, copies of corporate votes and copies of the Articles of Organization and bylaws of the Borrower, each as amended to date and each certified by the Secretary), including records of corporate proceedings, which the Bank may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities. The acceptance by the Borrower of each advance shall constitute a representation by the Borrower to the Bank that all of the applicable conditions specified in this Section exist as of the time of the making of such borrowing.

     3.6 The Bank shall have received all of the Collateral described in this Agreement and the Security Agreement.


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                                       5

4.   BORROWER'S REPRESENTATIONS WARRANTIES AND COVENANTS.

     4.1 OUTSTANDING PRINCIPAL OF UNDERLYING LOANS. Borrower represents to Bank that the attached EXHIBIT 4.1 contains a full and complete description of the Underlying Loans and that the amount listed under the column "Legal Balance" on said EXHIBIT 4.1 represents the outstanding principal balance of each of the Underlying Loans as of April 1, 1995, without inclusion of any interest, whether future, accrued or otherwise.

     4.2  UNDERLYING LOANS.  In addition to the representations set forth in
Section 6.21 of the Revolving Credit Agreement as incorporated by reference herein, the Borrower represents that it entered into all of the Underlying Loans on its own, without participation from the Bank, prior to applying for the Loan granted hereunder.

     4.3 REVOLVING CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES INCORPORATED HEREIN BY REFERENCE. Subject to the provisions set forth in
Section 1 above as to the interpretation of capitalized terms used herein, the parties hereby incorporate by reference each and every one of the provisions contained in the following sections of the Revolving Credit Agreement as if such entire sections were set forth herein, with such changes as set forth below, and Borrower hereby represents and warrants to the Bank that each of the representations and warranties so incorporated herein are true as of the date of this Agreement. Borrower hereby represents that any schedules referenced in the following sections, which schedules are hereby incorporated herein by reference, are accurate as of the date of this Agreement and need not be updated.

     "6.1 CORPORATE AUTHORITY.

          6.1.1     INCORPORATION; GOOD STANDING.

          6.1.2     AUTHORIZATION.

          6.1.3     ENFORCEABILITY.

     6.2  GOVERNMENTAL APPROVALS.

     6.3  TITLE TO PROPERTIES: LEASES.

     6.4  FINANCIAL STATEMENTS

          6.4.1     FINANCIAL STATEMENTS.

     6.5  NO MATERIAL ADVERSE CHANGE. ETC.

     6.6  FRANCHISES. PATENTS, COPYRIGHTS, ETC.

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                                       6

     6.7  LITIGATION.

     6.8  NO MATERIALLY ADVERSE CONTRACTS.

     6.9  COMPLIANCE WITH OTHER INSTRUMENTS. LAWS, ETC.

     6.10 TAX STATUS.

     6.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred or is continuing under this Agreement or under the Revolving Credit Agreement.

     6.12 HOLDING COMPANY AND INVESTMENT COMPANY.

     6.13 ABSENCE OF FINANCING STATEMENTS, ETC.

     6.14 PERFECTION OF SECURITY INTEREST.

     6.15 CERTAIN TRANSACTIONS.

     6.16 EMPLOYEE BENEFIT PLANS.

     6.17 REGULATIONS U AND X.

     6.18 ENVIRONMENTAL COMPLIANCE.

     6.19 SUBSIDIARIES, ETC.

     6.21 ELIGIBLE ACCOUNTS RECEIVABLE. EQUIPMENT AND CONTRACTS. (Specific reference is made to Section 1.2(b) of this Loan Agreement for the meanings of capitalized terms used in section 6.21, as such section is incorporated herein).

     EXHIBIT D - COMPLIANCE CERTIFICATE."

5. COVENANTS. Borrower does hereby covenant and agree with the Bank that it will during the term of this Agreement:

     5.1  CONDUCT OF BUSINESS.

          (a) Borrower will do all things necessary to preserve, renew, and keep in force and effect its corporate existence, and all rights and franchises necessary to conduct its business, and will comply with all laws and regulations of any governmental authority which may be applicable to it or its business.

          (b) Borrower will pay all taxes, assessments and charges assessed against it or payable by it at such times and in such manner to prevent any penalty from accruing or any lien or charge from attaching to its properties, unless Borrower in good faith contests the same and has set aside adequate reserves, in which case Borrower shall, in any event, pay all such taxes,


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                                       7

assessments, charges, or levies prior to foreclosure on such properties.

          (c) Borrower will pay, when due, or in conformity with customary trade terms but not later than sixty (60) days from the due date (subject to agreements modifying such terms) all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Borrower, except such as are being contested in good faith and by proper proceedings if the Borrower shall have set aside on its books adequate reserves with respect thereto.

     5.2 ACCOUNTS AND REPORTS. The Bank is hereby authorized to examine and make copies of any of Borrower's books or records, as deemed necessary or desirable by the Bank. The Bank shall have the right from time to time to discuss Borrower's affairs directly with Borrower's accountants after notice to Borrower and opportunity of Borrower to be present at such discussions.

     5.3 NOTICE OF CLAIMS. The Borrower shall immediately notify the Bank of all cases involving loss or damage of to the Collateral; of any request for credit or adjustments or of any of the Underlying Loans or other dispute arising with respect to any of the Collateral; and generally of all happenings and events affecting the Collateral.

     5.4 MAINTENANCE OF BOOKS. The Borrower shall maintain its books and records in a manner and form satisfactory to the Bank, but not contrary to sound accounting practice or regulatory requirements, and at all reasonable times, and from time to time, allow the Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from the Borrower's books and records and to arrange for physical inspection of and for verification of the records as to the Collateral.

     5.5 VERIFICATION OF BALANCES. The Bank shall have the right to instruct the Borrower's accountants to verify the balances outstanding on any or all of Underlying Loans. On instructions of the Bank, the accountants will send notices to the Underlying Debtors in the customary manner without revealing the security interest of the Bank therein, and such verifications shall be transmitted by said accountants to the Bank, not the Borrower, but at the expense of the Borrower. The Bank shall have the right to verify the balances outstanding of any or all of the Underlying Loans.

     5.6 NOTICE OF LITIGATION. Borrower will give immediate notice to the Bank of any litigation in which Borrower is a party, involving claims against Borrower in excess of $100,000, and of the institution of any administrative proceeding which


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                                       8

might adversely affect Borrower's operations, financial condition, property or business.

     5.7 APPOINTMENT OF BANK AS ATTORNEY. To facilitate the exercise by Bank of any right or remedies set forth in this Agreement and the documentation, the Borrower hereby constitutes Bank or its agents, or any other person whom Bank may designate, as attorney-in-fact for the Borrower, at the Borrower's own cost and expense, to exercise all or any of the following powers; which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full, and shall be in addition to any other rights and remedies that Bank may have: (i) to remove from any premises where the same may be located, any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to Collateral; and the Bank may, at the Borrower's cost and expense, use such of the personnel, supplies, and space of the Borrower at its place of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; and (ii) to take or bring, in the Bank's name or in the name of the Borrower, all steps, actions, suits, or proceedings deemed by Bank necessary or desirable to effect collection of or to realize upon Collateral; and (iv) to settle, compromise, or adjust any of the Underlying Loans.

     5.8 MAINTENANCE OF PROPERTY AND LEASES. The Borrower and any Subsidiary will maintain its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to the extent required by the exercise of sound business judgment will make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Borrower will at all times comply with the provisions of all leases to which the Borrower is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder except to the extent that if there is a bona fide dispute between the parties under any outstanding lease, the Borrower may contest such matter by appropriate means if there shall have been set aside on the books of the corporation involved adequate reserves with respect thereto. The Borrower will comply in all material respects with all laws and with all rules, regulations and orders made by governmental authority and applicable to their respective properties or any part thereof.

     5.9  INSURANCE.

          (a) The Borrower will keep all of its properties which are customarily insured by companies owning similar property or engaged in the same or similar business, insured by financially sound and reputable insurers against loss or damage by fire, explosion, and other hazards customarily covered by extended coverage in amounts not less than one hundred (l00%) percent of

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                                       9

the full insurable value of the property insured. The Borrower will maintain with financially sound and reputable insurers, comprehensive general liability insurance of at least $1,000,000.00 per occurrence and such other reasonable and proper insurance against other hazards, risks and liability to persons and property to the extent and in the manner customary for companies operating like properties in similar businesses similarly situated, including without limitation, fire, extended coverage, vandalism and malicious mischief to include all risk physical loss.

          (b) Borrower will furnish to the Bank such evidence of insurance as the Bank may reasonably require.

     5.10 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will deliver to the Bank the following:

          (a)  As soon as available, and, in any event, within forty-eight
(48) days after the end of the first three quarterly fiscal periods in each fiscal year (i) a copy of all Form 10-Q filings and (ii) a completed compliance certificate as to Borrower's compliance with the Financial Covenants described in Section 5.13(a) of this Agreement, addressed to Bank and making reference to this Agreement, substantially in the form attached to the Revolving Credit Agreement as EXHIBIT D.

          (b)  As soon as available, and in any event, within ninety-three
(93) days after the end of each fiscal year, (i) a copy of each Form 10-K filing and (ii) a completed compliance certificate in the form to the Revolving Credit Agreement.

     The Bank shall have the right from time to time to discuss Borrower's affairs directly with Borrower's independent certified public accountants after notice to Borrower and with the opportunity of Borrower to be present at said discussions.

          (c) A report indicating the date and amount of any payments made as to the Underlying Loans shall be delivered to Bank on the fifth of each month.

     5.11 RESTRICTIONS ON LIENS. The Borrower shall not create or incur or suffer to be created or incurred or to exist any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of the Collateral nor shall the Borrower transfer any of its interest in such Collateral.

     5.12 NOTICE OF DEFAULT. Borrower will notify the Bank immediately if it becomes aware of the occurrence of any Default or Event of Default hereunder, or of any fact, condition, or event which only with the giving of notice, or passage of time would become an Event of Default.


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                                       10

     5.13 REVOLVING CREDIT AGREEMENT COVENANTS INCORPORATED HEREIN BY REFERENCE. The parties hereby incorporate by reference the following entire sections of the Revolving Credit Agreement, as of this date, as if such provisions were set forth herein:

          (a)  Each and every one of the following Financial Covenants:
"Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10 and 9.11 of the
Revolving Credit Agreement."

          (b) Each and every one of the following general provisions of the Revolving Credit Agreement:

              "Section 4.3.2. NO OFFSET.

               Section 4.7    ADDITIONAL COSTS, ETC.

               Section 4.8    CAPITAL ADEQUACY.

               Section 4.9    CERTIFICATE."

          (c) Each and every one of the following Negative Covenants contained in the Revolving Credit Agreement:

               Section 8.5    MERGER CONSOLIDATION AND DISPOSITION OF ASSETS.

               Section 8.7    COMPLIANCE WITH ENVIRONMENTAL LAWS.

               Section 8.9    EMPLOYEE BENEFIT PLANS.

     5.14 INDEMNITY. The Borrower agrees to indemnify, defend and hold the Bank harmless from any liability and expense, including reasonable counsel fees, incurred by the Bank on account of the Borrower's breach of any representation or warranty included in this Agreement.

     5.15 CONFIRMATION AS TO MISSING NOTE. Borrower has this day delivered to Bank an affidavit as to a missing original note from an Underlying Debtor.
 Without limiting the provisions of the Affidavit, Borrower agrees to deliver to Bank within thirty days of closing an original confirmation from such Underlying Debtor as to the authenticity of the copy of the Note delivered to Bank, in form approved by Bank.

     5.16 CERTIFICATE OF GOOD STANDING. Borrower agrees that in the event it does not deliver to Bank a certificate of tax good standing at closing, that it will deliver such a certificate within thirty days after closing.

6. SECURITY. To secure the Obligations, the Borrower has executed or caused to be executed the Security Agreement as of this date.


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                                       11

7. DEFAULT. With respect to the Borrower and any endorser, guarantor or surety for the Borrower, the occurrence of any of the following shall constitute a Default ("Event of Default") hereunder:

     7.1 Failure to pay any Obligation within three (3) days of the date that such payment shall be due and payable.

     7.2 Failure to perform any term, condition, or covenant contained in this Agreement not cured within fifteen (15) days of written notice thereof by the Bank, other than failure to perform under Sections 5.10 or 5.l3(a) of this Agreement or Section 8.5 of the Revolving Credit Agreement as incorporated herein by Section 5.13(c) of this Agreement, for which there shall be no cure period.

     7.3  An Event of Default of or under any of the Documentation.

     7.4 An event of default under the Revolving Credit Agreement as the same may be amended from time to time, unless such default is waived by the parties to such Revolving Credit Agreement within thirty (30) days of breach.
 No such waiver shall be considered a waiver of any provision of the Revolving Credit Agreement to the extent that such provision is incorporated herein by reference. To the extent any such provision is incorporated herein by reference, it becomes a part of this Loan Agreement as if set forth herein and may not be waived or amended except pursuant to an amendment to this Loan Agreement.

     7.5 Any financial statement, representation, warranty, or certificate made or furnished to the Bank if materially incorrect or materially incomplete when furnished.

     7.6  The involvement in any financial difficulty as evidenced by:

          (a) an assignment, composition, or similar device for the benefit of creditors, or

          (b)  inability to pay debts when due, or

          (c) the commencement of a voluntary proceeding in bankruptcy or the failure to have dismissed within ninety (90) days any involuntary proceeding in bankruptcy or the voluntary institution or the failure to have dismissed within ninety (90) days any involuntary institution of any other proceedings under the law relating to bankruptcy reorganization, insolvency or relief of debtors, or

          (d) the voluntary appointment of a receiver or trustee, or the failure to have dismissed within ninety (90) days any


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                                       12

 involuntary appointment, the institution of proceedings for the dissolution, or full or partial liquidation, or the change in nature or discontinuance of its business.

          (e) Entry of Judgment in excess of $100,000.00 not satisfied, discharged or appealed in good faith within thirty (30) days of the entry thereof.

          (f) Any event which results in the acceleration of any indebtedness in excess of $100,000.00 to any others under any instrument, agreement, or undertaking.

8.   REMEDIES.

     8.1 Upon the occurrence of any Event of Default, the Bank at its option may declare any or all Obligations immediately due and payable and shall have all rights and remedies of a secured party under the laws of The Commonwealth of Massachusetts and as otherwise provided by law and by the Documentation.

     8.2 Proceeds actually received by the Bank from any Collateral may be applied by the Bank to principal or interest of any or all of the Obligations, after deducting therefrom any expenses reasonably incurred by the Bank in enforcing its rights hereunder, including reasonable attorney's fees incurred by the Bank.

9.   MISCELLANEOUS PROVISIONS.

     9.1 WAIVER AND MODIFICATION. The Bank shall not be deemed to have waived any of its rights hereunder or under any other Obligations unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion. The Borrower hereby waives presentment, demand, protest, and notice of nonpayment or default. The Borrower consents to and waives notice of the granting of any extension of time for payment or other indulgence granted to any account debtor or any other party, the taking and releasing by the Bank of any security, or the compromise or settlement of any accounts.

9.2 NOTICES. Except for any notice required under applicable law to be given in another manner, all notices to be given pursuant to this Agreement shall be sufficient if mailed postage prepaid, certified or registered mail, return receipt requested or by a recognized overnight delivery service for which evidence of delivery is provided to the addresses of the parties below, or to such other address as a party may direct by notice given as herein provided. Any time period provided in the giving of any


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                                       13

notice hereunder shall commence upon the date such notice is deposited in the mail unless otherwise expressly provided in this Agreement.

          To Borrower:

          HPSC, Inc.
          60 State Street
          Boston, MA 02109

          with a copy to:

          Hill & Barlow
          1 International Place
          Boston, MA 02110
          Attn:  Dennis W. Townley, Esquire

          To Bank:

          Springfield Institution for Savings
          1441 Main Street
          Springfield, MA 01103
          Attention:  Imran Riaz

          with a copy to:

          Gary S. Fentin, Esquire
          Shatz, Schwartz and Fentin, P.C.
          1441 Main Street
          Springfield, MA 01103

     9.3 MASSACHUSETTS LAW. The Documentation shall be construed according to and governed by the laws of The Commonwealth of Massachusetts. All parties submit to the jurisdiction of the courts of The Commonwealth of Massachusetts for all matters in connection with this instrument as well as for all purposes in connection with any other relationship between the parties. Any and all disputes or litigation proceedings between the parties shall be commenced in the state or federal courts located in Springfield, Massachusetts.

     9.4 INTEREST. Interest shall be computed on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law or otherwise, interest shall be payable for such extended time.

     9.5 COSTS. Borrower will pay, upon demand, all reasonable counsel fees and expenses incurred by the Bank in connection with the financing being concluded as of this date, as well as all reasonable fees and expenses, including reasonable counsel fees, which the Bank may hereafter incur in protecting and enforcing


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                                       14

any of the Bank's rights. Borrower specifically authorizes the Bank to pay all such fees and expenses and charge the same to its loan account with the Bank.

     9.6 CERTAIN DEFINITIONS. Except as otherwise herein expressly provided, all terms shall have the meanings assigned to such terms under the Uniform Commercial Code and generally accepted accounting principles.

     9.7 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     9.8 PARTIAL INVALIDITY. In the event any clause or provision of the Documentation shall be invalid or void for any reason, such invalid or void clause or provision shall not affect the remainder of the Documentation, and the balance of the provisions thereof shall remain in full force and effect.

     9.9 RESOLUTION OF CONFLICTS. In the case of conflict or ambiguity between any covenants and/or conditions under this Loan Agreement and any other instrument signed in connection therewith then the Bank may, at its option, have the right to elect the provision that controls.

     9.10 POWER OF ATTORNEY. Borrower hereby grants the Bank a power of attorney to endorse the name of the Borrower on any documents reasonably deemed necessary by the Bank to effectuate the purpose of this Agreement.

10. REPRESENTATIONS; JURY TRIAL. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL AND THAT THIS DOCUMENT WAS AVAILABLE FOR REVIEW AND NEGOTIATION PRIOR TO ITS EXECUTION. THE BORROWER HEREBY AGREES THAT ALL OF BANK'S RIGHTS WERE THE RESULT OF NEGOTIATIONS BETWEEN THE BANK AND THE BORROWER AND WERE INDUCED IN A MATERIAL RESPECT BY THE BENEFITS GRANTED TO THE BORROWER HEREUNDER. IN THIS CONTEXT, THE BORROWER, ANY GUARANTORS, AND BANK ALL AGREE TO WAIVE TRIAL BY JURY AS TO ANY AND ALL MATTERS AND ISSUES WHICH MAY ARISE HEREFROM OR FROM ANY OTHER DOCUMENT, LETTER OR AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, WHETHER DIRECTLY OR INDIRECTLY, INCLUDING WITHOUT LIMITATION, COUNTERCLAIMS, IF ANY.

     10.1 OTHER PROVISIONS. Any provisions contained in any Exhibit annexed hereto are hereby incorporated by reference into this Agreement.

     IN WITNESS WHEREOF, the parties have on the date first-above written executed this Agreement as a sealed instrument.


WITNESS:                       HPSC, INC.

Authorized Signatory           By:   /s/ Rene Lefebvre
- ----------------------------        ---------------------------------------
                                     Rene Lefebvre
                                     Its Vice President, Chief Financial Officer


                               SPRINGFIELD INSTITUTION FOR SAVINGS


Authorized Signatory           By:   /s/ Imran Riaz
- ----------------------------        ---------------------------------------
                                     Imran Riaz
                                     Its Assistant Vice President